UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2020

CHEWY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 Griffin Road, Suite B-428

Dania Beach, Florida 33004

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (786) 320-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	CHWY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

Equity Offering

On September 16, 2020, Chewy, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), between the Company and Morgan Stanley & Co. LLC (the “Underwriter”), in connection with the Company’s previously announced underwritten public offering of 5,100,000 shares of Class A common stock (the “Offering”). Pursuant to the Underwriting Agreement, the Company has granted the Underwriter an option to purchase up to an additional 765,000 shares of Class A common stock. The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company and the Underwriter, as well as termination and other customary provisions.

The Offering was made pursuant to a prospectus supplement, dated September 16, 2020, and filed with the Securities and Exchange Commission (the “SEC”), and the base prospectus, dated September 16, 2020, filed as part of the Company’s automatic shelf registration statement (File No. 333-248843) that became effective under the Securities Act of 1933, as amended (the “Securities Act”) when filed with the SEC on September 16, 2020.

The Offering closed on September 21, 2020. The Company expects to use the net proceeds from the Offering for general corporate purposes, including growth initiatives to expand its total addressable market.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Kirkland and Ellis LLP has issued an opinion, dated September 21, 2020, regarding certain legal matters with respect to the Offering, a copy of which is filed as Exhibit 5.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated September 16, 2020, between Chewy, Inc. and Morgan Stanley & Co. LLC.
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

By:	/s/ Susan Helfrick
Name:	Susan Helfrick
Title:	General Counsel

Date:      September 21, 2020